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SCHEDULE 14A
(Rule 14-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
POLYCOM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
May 21, 2002

To the Stockholders of Polycom:

        Notice is hereby given that the 2002 Annual Meeting of Stockholders of Polycom, Inc., a Delaware corporation (the "Company") will be held on Tuesday, May 21, 2002 at 10:00 a.m., local time, at the Company's facilities located at 1565 Barber Lane, Milpitas, California 95035, for the following purposes:

  1.
  To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2.
  To consider and approve an amendment to the Company's 1996 Stock Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 4,000,000 shares.

  3.
  To consider and approve an amendment to the Company's Employee Stock Purchase Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

  4.
  To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 29, 2002.

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The preceding items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 22, 2002 are entitled to notice of and to vote at the 2002 Annual Meeting.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed. Should you receive more than one proxy because your shares are registered in different names or addresses, please sign and return each proxy to assure that all your shares will be voted. You may revoke your proxy at any time prior to the 2002 Annual Meeting. If you attend the 2002 Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the 2002 Annual Meeting will be counted.

By Order of the Board of Directors of Polycom, Inc.
Robert C. Hagerty President and Chief Executive Officer
Milpitas, California April 15, 2002

YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENVELOPE PROVIDED.

POLYCOM, INC.
1565 Barber Lane
Milpitas, California 95035

PROXY STATEMENT
FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Polycom, Inc., a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders to be held on Tuesday, May 21, 2002 at 10:00 a.m., local time, and at any adjournment thereof (the "2002 Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of 2002 Annual Meeting of Stockholders. The 2002 Annual Meeting will be held at the Company's facilities located at 1565 Barber Lane, Milpitas, CA 95035. The Company's telephone number is (408) 526-9000.

        These proxy solicitation materials were mailed to all stockholders entitled to vote at the 2002 Annual Meeting on or about April 15, 2002, together with the Company's 2001 Annual Report to Stockholders.

        You may request a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2001 at no charge, by writing to the Company at the following address: Investor Relations, Polycom, Inc., 1565 Barber Lane, Milpitas, California 95035.

Record Date and Shares Outstanding

        Stockholders of record at the close of business on March 22, 2002 (the "Record Date") are entitled to notice of and to vote at the 2002 Annual Meeting. As of the Record Date, 99,575,250 shares of the Company's Common Stock were issued and outstanding and entitled to be voted at the 2002 Annual Meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Management—Ownership of Securities," beginning on page 21.

        In connection with the Company's acquisition of Circa Communications Ltd., a Canadian company ("Circa") in April of 2001, the Company issued 1,087,434 shares of 3048685 Nova Scotia Limited, a wholly-owned subsidiary of the Company, in exchange for all of the outstanding shares of capital stock of Circa. These shares are exchangeable for shares of the Company's Common Stock. The Company issued these shares so that the holders of the outstanding capital stock of Circa at the time of the acquisition could defer the imposition of certain taxes under Canadian law until such time as they elect to exchange their exchangeable shares for shares of Polycom Common Stock. In order to give the holders of these exchangeable shares the ability to vote on matters which may be voted on by the Company's stockholders during the period prior to when they exchange their exchangeable shares for shares of the Company's Common Stock, the Company has issued one share of the Company's Preferred Stock, designated as Special Voting Stock, which is issued and outstanding as of the Record Date. Each of the holders of exchangeable shares holds a fractional interest in the Special Voting Stock, which entitles them to a number of votes at the 2002 Annual Meeting equal to the number of exchangeable shares they hold. As of the Record Date, the holders of exchangeable shares and Special Voting Stock may cast an aggregate of 1,007,434 votes at the 2002 Annual Meeting.

        A total of 100,582,684 shares of Common Stock issued and outstanding and entitled to vote and votes which may be cast by the holders of Special Voting Stock are eligible to vote as of the Record Date at the 2002 Annual Meeting.

Voting

        Each holder of the Company's Common Stock entitled to vote at the 2002 Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the 2002 Annual Meeting. Each holder of a fractional interest in the Company's Special Voting Stock entitled to vote at the 2002 Annual Meeting is entitled to a number of votes equal to the number of non-voting exchangeable shares of a wholly-owned subsidiary of the Company held by that holder.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the 2002 Annual Meeting is a majority of shares of Common Stock outstanding on the Record Date plus votes then held by holders of fractional interests in the Special Voting Stock, which are entitled to vote and present in person or represented by proxy.

        Shares or votes that are voted "FOR," "AGAINST" or "WITHHELD" are treated as being present at the meeting for purposes of establishing a quorum. Shares or votes that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares or votes entitled to vote (the "Votes Cast") with respect to such matter.

        While the statutory and case law authority in Delaware is uncertain as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions on how to vote from the beneficial owner. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted.

Vote Required

        A plurality of Votes Cast is required for the election of directors. A plurality of Votes Cast means that only affirmative votes will affect the outcome of the election. Therefore, neither abstentions nor broker non-votes will have any impact on the election of directors.

        The affirmative vote of a majority of Votes Cast is required to amend the Company's 1996 Stock Incentive Plan (the "1996 Plan") and Employee Stock Purchase Plan (the "ESPP"), and to ratify the appointment of auditors. Abstentions will have the effect of votes in opposition of the proposals to amend the 1996 Plan and the ESPP, and to ratify the appointment of auditors. However, broker "non-votes" will not be included in the tabulation of the voting results on the proposals to amend the 1996 Plan or the ESPP, or to ratify the appointment of auditors. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Proxies Generally; Revocability of Proxies

        Whether or not you are able to attend the 2002 Annual Meeting, the Company urges you to submit your proxy, which when properly completed will be voted as you direct. In the event no directions are specified, such proxies will be voted "FOR" each of the nominees of the Board of Directors (Proposal No. 1), "FOR" all of the other proposals and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting. You are urged to give direction as to how to vote your shares.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

  •
  filing with the Secretary of the Company at or before the taking of the vote at the 2002 Annual Meeting a written notice of revocation bearing a later date than the proxy;

  •
  duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the 2002 Annual Meeting; or

  •
  attending the 2002 Annual Meeting and voting in person. Please note that attendance at the 2002 Annual Meeting will not in and of itself constitute a revocation of a proxy.

        Any written notice of revocation or subsequent proxy should be delivered to Polycom, Inc., 1565 Barber Lane, Milpitas, CA 95035, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the 2002 Annual Meeting.

Solicitation of Proxies

        The cost of soliciting proxies for the 2002 Annual Meeting will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, personally or by telephone, letter facsimile or other means of communication. No additional compensation will be paid to directors, officers and employees who make these solicitations.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

        The Board of Directors has selected seven nominees for election to the Company's Board of Directors, all of whom have been recommended for nomination by the Nominating Committee of the Board of Directors and all of whom are currently serving as directors of the Company. The names of the nominees for director, their ages and their positions with the Company as of March 22, 2002 are set forth in the table below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the 2002 Annual Meeting, the proxies will be voted for any nominee who may be proposed by the Nominating Committee of the Board of Directors and designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Name	Age	Position
Robert C. Hagerty	50	Chairman of the Board, President and Chief Executive Officer
Michael R. Kourey	42	Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Director
Betsy S. Atkins(2)(3)	47	Director
John Seely Brown(2)	61	Director
John A. Kelley(1)(3)	52	Director
Stanley J. Meresman(1)	55	Director
William A. Owens(1)	61	Director

(1)
Member of Audit Committee
(2)
Member of Compensation Committee
(3)
Member of Nominating Committee

        Robert C. Hagerty    joined the Company in January 1997 as President and Chief Operating Officer and as a member of the Board of Directors. In July 1998, Mr. Hagerty was named the Company's Chief Executive Officer. In March 2000, Mr. Hagerty was named Chairman of the Company's Board of Directors. Prior to joining Polycom, Mr. Hagerty served as President of Stylus Assets, Ltd., a developer of software and hardware products for fax, document management and Internet communications. He also held several key management positions with Logitech, Inc., including Operating Committee Member to the Office of the President, and Senior Vice President/General Manager of Logitech's retail division and worldwide operations. In addition, Mr. Hagerty's career history includes positions as Vice President, High Performance Products for Conner Peripherals, Director of Manufacturing Operations and General Manager for Signal Corporation, and Operations Manager for Digital Equipment Corporation. Mr. Hagerty holds a B.S. in Operations Research and Industrial Engineering from the University of Massachusetts, and an M.A. in Management from St. Mary's College of California.

        Michael R. Kourey    has been a director of the Company since January 1999. Mr. Kourey has served as Senior Vice President, Finance and Administration since January 1999 and as Chief Financial Officer of the Company since January 1995. Mr. Kourey has served as the Secretary of the Company since June 1993. He also served as Vice President, Finance and Administration from January 1995 to January 1999, as Vice President, Finance and Operations from July 1991 to January 1995 and as the Treasurer of the Company from June 1993 to March 1997. Mr. Kourey currently serves on the Advisory Board of the Business School at Santa Clara University. Prior to joining the Company, he was Vice

President, Operations of Verilink Corporation. Mr. Kourey holds a B.S. in Managerial Economics from the University of California, Davis, and an M.B.A. from Santa Clara University.

        Betsy S. Atkins    has been a director of the Company since April 1999. Ms. Atkins has been a private investor since August 1994. Ms. Atkins served as President and Chief Executive Officer of NCI, Inc. from 1991 to 1993. Ms. Atkins was a founder and director of Ascend Communications Corporation, and from 1989 to 1999, she was its Vice President of Marketing and Sales. Ms. Atkins is also a director of Lucent Technologies, webMethods, Wilmington Trust, and a number of private companies. Ms. Atkins is a Presidential Appointee to the Pension Benefit Guaranty Trust Corp. and is a Trustee of Florida International University. Ms. Atkins holds a B.A. from the University of Massachusetts.

        John Seely Brown    has been a director of the Company since August 1999. Mr. Brown has been the Chief Scientist at Xerox Corporation since 1992. Mr. Brown was the director of Xerox's Palo Alto Research Center from 1990 to May 2000. In addition, Mr. Brown is a co-founder of the Institute for Research on Learning, a member of the National Academy of Education and a fellow of the American Association for Artificial Intelligence. Mr. Brown serves on the boards of Varian Medical Systems and Corning Incorporated. Mr. Brown received a B.A. in mathematics and physics from Brown University, a M.S. in mathematics from the University of Michigan, and a Ph.D. in computer and communications sciences from the University of Michigan.

        John A. Kelley    has been a director of the Company since March 2000. Mr. Kelley has been the President and Chief Operating Officer of McDATA, Inc. since August 2001. Prior to joining McDATA, Mr. Kelley served as Executive Vice President of Networks at Qwest Communications from August 2000 to December 2000. He served as President of Wholesale Markets for U S West from May 1998 to July 2000. From 1995 to April 1998, Mr. Kelley served as Vice President and General Manager of Large Business and Government Accounts and President of Federal Services for U S West. Prior to joining U S West, Mr. Kelley was the Area President for Mead Corporation's Zellerbach Southwest Business Unit and Vice President and General Manager for the Zellerbach Industrial Business Unit during 1991 to 1995. Mr. Kelley is also a director of AVT, Inc., HRZ, Inc., Colorado Women's Vision Foundation, and InRoads of Colorado. Mr. Kelley holds a B.S. in business from the University of Missouri.

        Stanley J. Meresman    has been a director of the Company since January 1995. Mr. Meresman has been General Partner and Chief Operating Officer of Technology Crossover Ventures, a venture capital firm, since November 2001. Mr. Meresman has been a private investor since August 1997. Mr. Meresman served as the Senior Vice President, Finance and Chief Financial Officer of Silicon Graphics, Inc. from May 1989 to May 1997. Prior to joining Silicon Graphics, Mr. Meresman was Vice President, Finance and Administration, and Chief Financial Officer of Cypress Semiconductor Corporation. Mr. Meresman is also a director of a number of private companies. Mr. Meresman holds a B.S. in Industrial Engineering and Operations Research from the University of California, Berkeley and an M.B.A. from Stanford University.

        William A. Owens    has been a director of the Company since August 1999. Mr. Owens has been Co-Chief Executive Officer of Teledesic LLC, a satellite communications company, since February 1999 and Vice Chairman since 1998. He is also the Chairman and Chief Executive Officer of the affiliated Teledesic Holdings Ltd. From 1996 to 1998, Mr. Owens was President, Chief Operating Officer and Vice Chairman of Science Applications International Corporation (SAIC), an information technology systems integrator. From 1994 to 1996, he was Vice Chairman of the Joint Chiefs of Staff. Mr. Owens holds a B.A. in mathematics from the U.S. Naval Academy, Bachelor's and Master's degrees in politics, philosophy, and economics from Oxford University, and a Master's in management from George Washington University.

        There are no family relationships among any of the directors or executive officers of the Company. The Company's bylaws authorize the Board of Directors to fix the number of directors by resolution. The Company currently has seven authorized directors. Each director holds office until the next annual meeting of stockholders or until that director's successor is duly elected and qualified. The Company's officers serve at the discretion of the Board of Directors.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

Board and Committees Meetings

        During the fiscal year ended December 30, 2001, the Board of Directors held ten meetings. Each of the directors attended or participated in 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served during the past fiscal year with the exception of Mr. Brown, who attended or participated in 73% of those meetings. The Board of Directors of the Company has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

        The Audit Committee, which currently consists of Messrs. Meresman, Kelley and Owens, is responsible for monitoring and overseeing (1) the independence and performance of the Company's internal auditors and independent accountants, (2) the integrity of the Company's financial statements, and (3) the Company's compliance with legal and regulatory requirements.

        The Compensation Committee, which currently consists of Ms. Atkins and Mr. Brown, is primarily responsible for reviewing and approving the Company's general compensation policies and establishing salaries, incentives and other forms of compensation for the Company's executive officers and other employees. The Compensation Committee also administers the Company's 1996 Stock Incentive Plan and makes option grants thereunder, and administers the other benefit plans of the Company. The Compensation Committee held one meeting during the last fiscal year.

        The Nominating Committee, which currently consists of Ms. Atkins and Mr. Kelley, is responsible for recommending nominees for election to the Board of Directors. The Nominating Committee will not consider nominees for the Board of Directors submitted by stockholders of the Company. The Nominating Committee was established in March 2001, and its first meeting was held in February 2002 to recommend the nominees for the Board of Directors at the 2002 Annual Meeting.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO
INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

        Since 1991, the Company has provided stock options as an incentive to its employees to promote increased stockholder value. The Board of Directors and Management believe that stock options are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of the Company's business, and to motivate all employees to increase stockholder value. In addition, stock options are considered a competitive necessity in the high technology sector in which the Company competes.

        The Company currently grants options to all employees upon initial hire, and periodically to key employees or in recognition of achievement of certain performance criteria. As a result of acquisitions and internal growth, the number of our employees during fiscal 2001 grew from 543 to 1,269 at fiscal year end. In October 1998, January 2000 and June 2000, the Company rewarded each employee below the director management level with a special option grant of 1,000 shares, 500 shares and 500 shares, respectively. In August 2001, the Company made a special option grant of 250 shares to each employee excluding executive officers. Certain of those grants were delayed to December 2001.

        As a result of the increase in number of employees during fiscal 2001, and the desire to give further incentive to and retain current employees and officers, options to purchase 4,528,405 shares were granted from the 1996 Plan during fiscal 2001. Consequently, as of December 30, 2001, there were 433,173 shares available for issuance under the 1996 Plan, not including the 4,000,000 shares subject to stockholder approval at this 2002 Annual Meeting. Also, as of December 30, 2001, options to purchase 198,945 shares were granted under the 2001 Nonstatutory Stock Option Plan, all of which were granted during fiscal 2001, and there were 558,405 shares available for issuance under the 2001 Nonstatutory Stock Option Plan. The Company cannot grant options to its executive officers from the 2001 Nonstatutory Stock Option Plan.

        As of March 22, 2002, 230,973 shares were available for issuance under the 1996 Plan, not including the 4,000,000 shares subject to stockholder approval at the 2002 Annual Meeting, and 13,073,825 options were outstanding that were granted under the 1996 Plan and its predecessor plan, the 2001 Plan and the assumed stock option plans of ViaVideo Communications, Inc., Atlas Communication Engines, Inc., Accord Networks Ltd., PictureTel Corporation, Circa Communications, Ltd. and Atlanta Signal Processors, Incorporated.

Proposed Amendment

        At the 2002 Annual Meeting, the Company requests that its stockholders approve an amendment to the 1996 Plan to increase the number of shares reserved for issuance under the 1996 Plan by 4,000,000 shares, for an aggregate of 21,250,000 shares reserved for issuance thereunder. The Board of Directors previously approved the proposed amendment to the 1996 Plan in February of 2002, subject to stockholder approval at the 2002 Annual Meeting. The amendment to increase the number of shares reserved under the 1996 Plan is proposed in order to give the Board of Directors and the Compensation Committee of the Board of Directors greater flexibility to grant stock options. The Board of Directors and Management believe that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. The Board of Directors and Management believe that stock options are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and encouraging current employees. The Board of Directors and Management believe that the ability to grant options will be important to the future success of the Company by allowing it to accomplish these objectives.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO
THE 1996 STOCK INCENTIVE PLAN INCREASING THE NUMBER OF SHARES
RESERVED FOR ISSUANCE THEREUNDER.

Description of the 1996 Stock Incentive Plan

        The following is a summary of the principal features of the 1996 Plan. However, this summary is not a complete description of all of the provisions of the 1996 Plan, and is qualified in its entirety by the specific language of the 1996 Plan. A copy of the 1996 Plan is available to any stockholder upon written request to the Company's Secretary.

Equity Incentive Programs

        The 1996 Plan contains three separate equity incentive programs:

  •
  a Discretionary Option Grant Program;

  •
  an Automatic Option Grant Program; and

  •
  a Stock Issuance Program.

        The principal features of these programs are described below. The 1996 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board of Directors. The Compensation Committee acting in this administrative capacity (the "Plan Administrator") has complete discretion, subject to the provisions of the 1996 Plan, to authorize option grants and direct stock issuances under the 1996 Plan. Pursuant to provisions in the 1996 Plan, the Board may appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than Board members and executive officers subject to the short-swing liability provisions of the federal securities laws. In April 1999, the Board appointed a secondary committee composed of Michael R. Kourey, the Company's Chief Financial Officer, to grant options in amounts pre-approved by the Board to newly hired employees other than executive officers. All grants under the Automatic Option Grant Program are to be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program. Options granted through either the Discretionary or Automatic Option Grant Program do not give the holder of the options any stockholder rights until that person has exercised the option, paid the exercise price and become a holder of record of the purchased shares. In connection with the 1996 Plan, the Company has adopted subplans to allow for the grant of options with more favorable tax consequences to employees, consultants and directors in some of the Company's foreign subsidiaries in the United Kingdom, France, the Netherlands, Israel and Thailand.

Share Reserve

        A total of 17,250,000 shares of Common Stock has been reserved for issuance over the term of the 1996 Plan. However, Proposal Two, if approved, will raise the number of shares reserved by 4,000,000 shares, to 21,250,000 shares. Should an option expire or terminate for any reason prior to exercise in full or be canceled in accordance with the provisions of the 1996 Plan, the shares subject to the portion of the option not so exercised or canceled will be available for subsequent issuance under the 1996 Plan. Unvested shares issued under the 1996 Plan and subsequently repurchased by the Company at the original option exercise or direct issue price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance under the 1996 Plan. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1996 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and direct stock issuances under the 1996 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each continuing non-employee Board member, and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") places limits on the deductibility for federal income tax purposes on compensation paid to certain executive officers of the Company. In order to qualify the compensation income associated with options granted to such persons as "performance-based" compensation under Section 162(m) of the Code, thereby preserving the Company's ability to deduct such compensation income, the 1996 Plan provides that in no event may any one participant in the 1996 Plan be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances for more than 600,000 shares in the aggregate per calendar year under the 1996 Plan.

Eligibility

        Employees of the Company or any parent or subsidiary, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisors in the service of the Company or its parent or subsidiary corporations are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board are also eligible to participate in the Automatic Option Grant Program.

        As of December 30, 2001, eight executive officers, five non-employee Board members and approximately 1,261 other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the five non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

Discretionary Option Grant Program

        Options granted under the Discretionary Option Grant Program must have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No option can have a term in excess of seven years.

        Since December 1998, granted options will become vested and exercisable in a series of installments over four years so long as the optionees remain in service to the Company. Periodically, the Company grants options to all employees below a certain management level as a special incentive to retain them and/or as a special reward for past performance. These options generally vest and become exercisable fully within one year so long as the employee remains employed with the Company. During October 1998, January 2000 and June 2000, the Company granted each employee below the director management level, option grants of 1,000 shares, 500 shares and 500 shares, respectively. In August 2001, the Company made a special option grant of 250 shares to each employee excluding executive officers. Certain of those grants were delayed to December of 2001.

        Upon cessation of service, the optionee will generally have a limited period of time in which to exercise his or her outstanding options which are vested at that time. The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and to accelerate the exercisability or vesting of such options in whole or in part. This discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator has complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may accelerate the vesting of those shares, thereby the Company's outstanding repurchase rights with respect to those shares.

        Limited Transferability of Options.    During the lifetime of the optionee, the options granted under the Discretionary Option Grant Program are exercisable only by the optionee. In addition, the options are not assignable or transferable other than by will or the laws of descent and distribution. However, non-statutory options may, in connection with an optionee's estate plan, be assigned to members of the optionee's family or a trust established exclusively for such family members (unless the Plan Administrator determines that the non-statutory options are not transferable for certain optionees employed by the Company's European subsidiaries).

        Cancellation and Regrant of Options.    The Plan Administrator also has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant. However, any such repricing of stock options, effected either by reducing the exercise price of outstanding options or canceling outstanding options and granting replacement options with a lower exercise price, requires the approval of the holders of a majority of the Company's voting shares.

        Stock Appreciation Rights.    The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

        Tandem Stock Appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value on the option surrender date of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash, shares of Common Stock or a combination of both.

        Limited Stock Appreciation rights may be provided to one or more non-employee directors or executive officers of the Company as part of their option grants. Any such vested option may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the officer or non-employee director would be entitled to a cash distribution from the Company.

        To date, the Company has not issued any Tandem or Limited Stock Appreciation Rights.

Automatic Option Grant Program

        Beginning after May 17, 2001, all non-employee directors of the Company are granted, as of the date they first join the Board of Directors, an option to purchase 60,000 shares of Company common stock (the "Initial Grant"); provided that they have not previously worked for the Company or received a prior stock option grant from the Company. Each Initial Grant vests in four equal annual installments commencing one year following the date of grant of such option, provided the optionee remains a Board member on each such vesting date. Each Initial Grant has a term of seven (7) years.

        Beginning after October 26, 1999, on the date of every annual meeting of stockholders, each individual who is serving as a non-employee Board member is automatically granted a non-statutory option to purchase 30,000 shares of the Company's Common Stock (a "Recurring Grant"). There is no

limit on the number of such Recurring Grants that any one non-employee Board member may receive over his or her period of Board service. Each Recurring Grant has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of seven years measured from the grant date. Each Recurring Grant vests in four equal annual installments commencing one year following the date of grant of such option, provided the optionee remains a Board member on each such vesting date. Each Recurring Grant granted on or after May 17, 2001 has a maximum term of seven (7) years, while each Recurring Grant granted between October 26, 1999 and May 17, 2001 has a maximum term of five (5) years.

        Should the optionee cease to serve as a Board member, the optionee generally has until the earlier of the 12 month period following such cessation of service or the expiration date of the option term, in which to exercise the option for the number of shares that are vested at the time of that individual's cessation of Board service. The shares subject to each automatic option grant immediately vest in full upon:

  •
  the optionee's death or permanent disability while a Board member;

  •
  an acquisition of the Company by merger or asset sale;

  •
  the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock; or

  •
  a change in the majority of the Board effected through one or more proxy contests for Board membership.

        In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each option granted under the Automatic Option Grant Program may be surrendered to the Company for a cash payment in an amount equal to the excess of the highest price per share of Common Stock paid in connection with such tender offer over the per share exercise price multiplied by the number of shares subject to that option.

Stock Issuance Program

        Shares of Common Stock may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in cash, by check or by means of a promissory note issued in favor of the Company. Shares may also be issued solely as a bonus for past services.

        The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the period of service with the Company or the attainment of performance goals. However, the Purchaser has full stockholder rights with respect to any shares of Common Stock issued under the Stock Issuance Program, whether or not the interest in those shares is vested. The Plan Administrator also has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1996 Plan.

        Upon cessation of service, any unvested shares of Common Stock issued under the Stock Issuance Program shall be immediately surrendered to the Corporation for cancellation. However, the Plan Administrator may, in its discretion, waive the surrender and cancellation of one or more unvested shares.

Change of Control Provisions

        Discretionary Option Grant and Stock Issuance Programs.    In the event that the Company is acquired by merger or asset sale, the vesting of each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation, including options held by the Company's executive officers, will automatically accelerate in full, and all unvested shares issued under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration of vesting, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the successor entity is subsequently terminated within a specified period following the acquisition. In connection with a change in control of the Company other than by merger or asset sale (whether such change of control is by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of vesting of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares issued under the Discretionary Option Grant and Stock Issuance Programs, with such acceleration of vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service. Any options accelerated upon termination within the designated period following the change in control remain exercisable for up to one year following the transaction.

        Automatic Grant Program.    The shares subject to each automatic option grant immediately vest in full upon:

  •
  an acquisition of the Company by merger or asset sale;

  •
  the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock; or

  •
  a change in the majority of the Board effected through one or more proxy contests for Board membership.

        In addition, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each option granted under the Automatic Option Grant Program may be surrendered to the Company for a cash payment in an amount equal to (i) the excess of the greater of (A) the fair market value of the Common Stock on the date the option is surrendered, or (B) the highest price per share of Common Stock paid in connection with such tender offer over (ii) the per share exercise price multiplied by the number of shares subject to that option.

        The acceleration of vesting upon a change in the ownership or control of the Company may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Special Tax Election

        The Plan Administrator may provide one or more holders of non-statutory options or unvested shares (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

        The Board may amend or modify the 1996 Plan in any or all respects whatsoever, subject to any stockholder approval required under the 1996 Plan or applicable laws or regulations. The 1996 Plan requires stockholder approval of amendments to the 1996 Plan which take the following actions:

  •
  materially modify the requirements for eligibility under the 1996 Plan;

  •
  materially increase the number of shares of the Company's Common Stock which may be issued over the term of the 1996 Plan; or

  •
  materially increase the benefits accruing to participants under the 1996 Plan.

        The Board may terminate the 1996 Plan at any time, and the 1996 Plan will terminate no later than December 31, 2005.

Summary of United States Federal Income Tax Consequences

        The following is only a brief summary of the effect of United States federal income taxation on the recipient of an award and the Company under the 1996 Plan. This summary is not exhaustive and does not discuss the income tax laws of any municipality, state or country outside the United States in which a recipient of an award may reside.

Option Grants

        Options granted under the 1996 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

        Incentive Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two (2) years after grant of the option and one (1) year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as any ordinary income recognized by the optionee.

        Non-Statutory Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by the Company's employee is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Stock Appreciation Rights

        An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Stock Issuance

        The tax principles applicable to stock issuances under the 1996 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

        The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

Participation in the 1996 Stock Incentive Plan

        The grant of awards under the 1996 Plan to employees, including the executive officers named in the Summary Compensation Table below, is subject to the discretion of the Plan Administrator. As of the date of this proxy statement, there has been no determination by the Plan Administrator with respect to future awards under the 1996 Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of options under the 1996 Plan to the executive officers named in the Summary Compensation Table below, to all current executive officers as a group, to all nonemployee directors as a group and to all other employees as a group during the Company's last fiscal year:

Amended Plan Benefits
1996 Stock Incentive Plan

Name of Individual Or Identity of Group and Position	Number of Securities Underlying Options Granted	Weighted Average Exercise Price Per Share
Robert C. Hagerty Chairman of the Board, President and Chief Executive Officer	250,000	23.50
Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Director	225,000	23.50
Sunil K. Bhalla Senior Vice President and General Manager, Voice Communications	200,000	23.50
Jules L. DeVigne Executive Vice President and General Manager, Network Systems	200,000	23.50
Craig B. Malloy Senior Vice President and General Manager, Video Communications	175,000	23.50
Dale A. Bastian Vice President, European Sales	75,000	23.50
All current executive officers as a group (8 persons)	1,475,000	24.86
All nonemployee directors as a group	508,125	22.12
All other employees (including all current officers who are not executive officers) as a group	2,545,280	27.62

PROPOSAL THREE

AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN
TO INCREASE THE NUMBER OF SHARES
RESERVED FOR ISSUANCE THEREUNDER

        Since 1996, the Company has provided an Employee Stock Purchase Plan ("ESPP") as an incentive to its employees to promote increased stockholder value. The ESPP provides the Company's employees with the opportunity to purchase shares of the Company's Common Stock through pre-tax payroll deductions at a discount of up to 15% from the trading price on certain dates specified in the ESPP. The Board of Directors and Management believe that the ESPP is a valuable way to attract and retain key personnel responsible for the continued development and growth of the Company's business, and to motivate all employees to increase stockholder value. In addition, an ESPP is considered a competitive necessity in the high technology sector in which the Company competes. As of December 30, 2001, there were 986,944 shares available for issuance under the ESPP.

Proposed Amendment

        At the 2002 Annual Meeting, the Company requests that its stockholders approve an amendment to the ESPP to increase the number of shares of the Company's Common Stock reserved for issuance under the ESPP by 500,000 shares, for an aggregate of 2,500,000 shares reserved for issuance thereunder. The Board of Directors previously approved the proposed amendment to the ESPP in February of 2002, subject to stockholder approval at the 2002 Annual Meeting. The amendment to increase the number of shares reserved under the ESPP is proposed in order to allow the Company the ability to continue to offer its employees the incentive and flexibility provided by an ESPP. Management and the Board of Directors believe that the ESPP is a significant component of employee compensation, and is of great value in recruiting and retaining employees. Consequently, the Board of Directors believes that the ability of the Company to continue to offer its employees an ESPP is important to the future success of the Company.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN INCREASING THE NUMBER OF SHARES RESERVED THEREUNDER.

Description of the Employee Stock Purchase Plan

        The following is a summary of the principal features of the ESPP. However, this summary is not a complete description of all the provisions of the ESPP, and is qualified in its entirety by the specific language of the ESPP, a copy of which is available to any stockholder upon written request to the Company's Secretary.

Administration

        The ESPP is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). All questions of interpretation or application of the ESPP are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

Eligibility

        Each employee of the Company, including officers, whose customary employment with the Company is at least twenty hours per week and more than five months in any calendar year, is eligible to participate in the ESPP. However, no employee may be granted a purchase right under the ESPP to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company or any parent or subsidiary of the Company, or to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) for each calendar year.

Offering Period

        The ESPP is implemented through offering periods, which may not exceed twenty-four months in duration. Each offering period is comprised of a series of successive six-month purchase intervals. To participate in the ESPP, each eligible employee must authorize payroll deductions for purchases under the ESPP. These payroll deductions may not exceed 15% of a participant's compensation. Compensation is defined as base straight time gross earnings and commissions and, to the extent they are paid in cash, payments for overtime, shift premiums, incentive compensation, bonuses and other compensation. Once an employee becomes a participant in the ESPP, Common Stock will automatically be purchased under the ESPP at the end of each six month purchase interval, unless the participant withdraws or terminates employment earlier. The participating employee will automatically continue to participate in each successive purchase interval until such time as the employee withdraws from the ESPP or the employee's employment terminates.

Purchase Price

        The purchase price per share at which shares will be sold in an offering under the ESPP is the lower of 85% of the fair market value of a share of Common Stock on the day the participant enters the offering period, or 85% of the fair market value of a share of or that Common Stock on the last day of each purchase interval. The fair market value of the Common Stock on a given date is generally the closing sale price of the Company's Common Stock as reported on the Nasdaq National Market the Company's date.

Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions throughout each purchase interval during the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price. However, a participant may not purchase more than 1,500 shares in each purchase interval. During the offering period, a participant may discontinue his or her participation in the ESPP, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

        All payroll deductions made for a participant are credited to the participant's account under the ESPP, are withheld in whole percentages only and are included with the general funds of the Company. A participant may not make any additional payments into his or her account other than through appropriate payroll deductions.

Withdrawal

        A participant may terminate his or her participation in the ESPP at any time prior to the next scheduled purchase date in the offering period by giving the plan administrator a written notice of withdrawal on the appropriate form. In the event of withdrawal, the payroll deductions credited to the participant's account will either be returned, without interest, to the participant, or at the election of the participant, held for the purchase of shares on the next purchase date. Payroll deductions will not resume unless the participant delivers a new subscription agreement in connection with a subsequent offering period.

Termination of Employment; Loss of Eligibility

        Termination of a participant's employment for any reason, including death, or any loss of eligibility to participate in the ESPP cancels his or her participation in the ESPP. In this event, the payroll deductions credited to the participant's account will be returned without interest to the participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

Amendment and Termination

        The Board may at any time and for any reason amend or terminate the ESPP, which amendment or termination would become effective immediately following the close of any offering period. Stockholder approval is required for several types of amendments to the ESPP, including an increase in the number of shares issuable under the ESPP. Any amendment to the ESPP must comply with all applicable laws or regulations. The ESPP will terminate in 2006 unless terminated earlier by the Board or otherwise in accordance with the ESPP.

Summary of United States Federal Income Tax Consequences

        The following is only a brief summary of the effect of the United States federal income taxation on a participant in the ESPP and the Company with respect to the shares purchased under the ESPP. This summary is not exhaustive and does not discuss the income tax consequences of a participant's death, or the income tax laws of any municipality, state or country outside the United States in which a recipient of an award may reside.

        The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon the sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period for the shares. If the shares are sold or otherwise disposed of more than two years from the participant's entry date into the applicable offering period and more than one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the participant's entry date into the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on any such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period for the shares. The Company generally is only entitled to a deduction for amounts taxed as ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Participation in the Employee Stock Purchase Plan

        Participation in the ESPP is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP. The following table sets forth certain information regarding shares purchased under the ESPP during the Company's last fiscal year and the payroll deductions accumulated at the end of the Company's last fiscal year in accounts under the ESPP for each of the executive officers named in the Summary Compensation Table below, for all current executive officers as a group and for all other employees who participated in the ESPP as a group:

Amended Plan Benefits
Employee Stock Purchase Plan

Name of Individual or Identity of Group and Position	Number of Shares Purchased	Dollar Value $(1)	Payroll Deductions as of Fiscal Year End $
Robert C. Hagerty Chairman of the Board, President and Chief Executive Officer	772	21,572	18,336
Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Director	674	17,791	15,122
Sunil K. Bhalla Senior Vice President and General Manager, Voice Communications	—	—	—
Jules L. DeVigne Executive Vice President and General Manager, Network Systems	520	13,234	11,249
Craig B. Malloy Senior Vice President and General Manager, Video Communications	764	20,096	17,081
Dale A. Bastian Vice President, European Sales	782	21,202	18,022
All current executive officers as a group (8 persons)	2,730	72,693	61,788
All other employees (excluding executive officers) as a group	166,738	4,460,574	3,791,177

(1)
Represents the market value of the shares on the date of purchase.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected PricewaterhouseCoopers LLP as its independent accountants to audit the financial statements of the Company for the fiscal year ending December 29, 2002. PricewaterhouseCoopers LLP and its predecessor entities have audited the Company's financial statements since fiscal 1991. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Board of Directors' Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT ACCOUNTANTS
FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 29, 2002.

Fees Billed to Company by PricewaterhouseCoopers LLP during Fiscal 2001

Audit Fees

        Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2001 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled approximately $525,000.

Financial Information Systems Design and Implementation Fees

        The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 30, 2001.

All Other Fees

        Fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including services for tax-related matters, stock offerings and mergers and acquisitions, totaled approximately $2,200,000. Of those fees, approximately $1,150,000 were billed for tax-related services, approximately $550,000 were billed for services related to mergers and acquisitions and approximately $500,000 were billed for services related to Securities and Exchange Commission filings and other services.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

MANAGEMENT

Ownership of Securities

        The table below shows the beneficial ownership of the Company's Common Stock as of March 22, 2002 for the following persons:

  •
  each person (or group of affiliated persons) who is known by the Company to beneficially own 5% of the outstanding shares of the Company's Common Stock;

  •
  each of the Company's directors;

  •
  Each of the Company's officers named in the Summary Compensation Table on page 24 of this Proxy Statement; and

  •
  all directors and executive officers of the Company as a group.

5% Stockholders, Directors and Officers(1)	Shares Beneficially Owned(2)	Percentage Beneficially Owned(2)
Principal Stockholders
FMR Corp.(3)	6,551,860	6.58%
Directors
Betsy S. Atkins(4)	45,000	*
John Seely Brown(5)	75,000	*
John A. Kelley(6)	75,000	*
Stanley J. Meresman(7)	65,000	*
William A. Owens(8)	60,000	*
Named Executive Officers
Robert C. Hagerty(9)	579,883	*
Michael R. Kourey(10)	345,003	*
Sunil K. Bhalla(11)	137,499	*
Jules L. DeVigne(12)	209,602	*
Craig B. Malloy(13)	339,107	*
Dale A. Bastian(14)	48,125	*
All current directors and executive officers as a group
(13 persons)(15)	2,130,482	2.10%

*
Less than 1%

(1)
Unless otherwise indicated in their respective footnote, the address for each listed stockholder is c/o Polycom, Inc., 1565 Barber Lane, Milpitas, California 95035.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after March 22, 2002 are deemed outstanding for purposes of computing the beneficial ownership of the person holding these options but are not deemed outstanding for purposes of computing the beneficial ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of ownership is based on 99,575,250 shares of the Company's Common Stock outstanding on March 22, 2002, and is calculated in accordance with the rules of the Securities and Exchange Commission.

(3)
The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109. This information was obtained from filings made with the Securities and Exchange Commission pursuant to Section 13(g) of the Exchange Act.

(4)
Includes options held by Ms. Atkins to purchase 45,000 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(5)
Includes options held by Dr. Brown to purchase 75,000 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(6)
Includes options held by Mr. Kelley to purchase 75,000 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(7)
Includes options held by Mr. Meresman to purchase 65,000 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(8)
Includes options held by Mr. Owens to purchase 60,000 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(9)
Includes options held by Mr. Hagerty to purchase 500,615 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002. Mr. Hagerty is also a director of the Company.

(10)
Includes options held by Mr. Kourey to purchase 306,353 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002. Mr. Kourey is also a director of the Company.

(11)
Includes options held by Mr. Bhalla to purchase 137,499 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(12)
Includes options held by Mr. DeVigne to purchase 143,386 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(13)
Includes options held by Mr. Malloy to purchase 336,082 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

(14)
Includes options held by Mr. Bastian to purchase 48,125 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002. Mr. Bastian was an executive officer of the Company until July 2001.

(15)
Includes options to purchase 1,943,323 shares of Common Stock which are exercisable within sixty (60) days of March 22, 2002.

Compensation of Directors

        In fiscal 2001, the Company did not pay any cash compensation to its directors who were not employees of the Company, other than for reimbursement of meeting expenses, if any. However, non-employee directors are eligible to receive periodic option grants under the Automatic Option Grant program of the 1996 Plan. During fiscal 2001, non-employee directors received the following stock option grants:

Name	Shares	Exercise Price		Vesting (1)	Term
Betsy S. Atkins	60,000 58,125	$ $	23.50 20.12	4 years 4 years	7 years 7 years
John Seely Brown	60,000 30,000	$ $	23.50 20.12	4 years 4 years	7 years 7 years
John A. Kelley	60,000 30,000	$ $	23.50 20.12	4 years 4 years	7 years 7 years
Stanley J. Meresman	60,000 60,000	$ $	23.50 20.12	4 years 4 years	7 years 7 years
William A. Owens	60,000 30,000	$ $	23.50 20.12	4 years 4 years	7 years 7 years

(1)
Each option listed vests in four equal annual installments commencing one year following the grant date of such option.

Executive Officer Compensation

        The table below shows, for the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last three fiscal years. The individuals in the table are collectively referred to in this Proxy Statement as the "Named Executive Officers."

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($) (1)	Securities Underlying Options (#)	All Other Compensation ($) (2)
Robert C. Hagerty Chairman of the Board, President, and Chief Executive Officer	2001 2000 1999	414,567 332,692 272,404	102,605 127,588 141,650	250,000 — 400,000	25,656 16,164 13,428
Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer, Secretary and Director	2001 2000 1999	322,452 273,077 223,789	63,846 72,502 93,096	225,000 50,000 —	32,404 15,919 23,089	(4)
Sunil K. Bhalla(3) Senior Vice President, Voice Communications	2001 2000 1999	260,260 181,923 —	51,531 35,000 —	200,000 200,000 —	13,172 12,061 —
Jules L. DeVigne (5) Executive Vice President and General Manager, Network Systems	2001 2000 1999	297,452 — —	32,289 — —	200,000 — —	8,868 — —
Craig B. Malloy Senior Vice President and General Manager, Videoconferencing	2001 2000 1999	289,327 223,269 179,391	57,287 80,433 98,665	175,000 50,000 400,000	13,281 11,767 9,431
Dale A. Bastian Vice President, European Sales	2001 2000 1999	263,144 223,846 194,308	52,103 59,297 93,377	75,000 — 150,000	13,047 13,715 12,566

(1)
Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.

(2)
Includes health, life, dental, vision and disability insurance premiums paid by the Company pursuant to employee benefit programs available to all employees. Also includes tax return preparation services for 1999, 2000 and 2001, and matching 401(k) plan contributions for 2000 and 2001.

(3)
Mr. Bhalla joined the Company in February 2000.

(4)
Includes imputed interest of 5.44% on Mr. Kourey's interest free loan issued by the Company in 1997. The loan was paid in full in September 1999.

(5)
Mr. DeVigne joined the Company in February 2001 and became an executive officer of the Company in May 2001.

Option Grants in the Last Fiscal Year

        The table below shows, as to each of the Named Executive Officers, information concerning stock options granted during the fiscal year ended December 30, 2001. No stock appreciation rights were granted to any of the Named Executive Officers during this fiscal year.

Option Grants in Fiscal 2001

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(5)
		Percent of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Options Granted(1)
Name			Exercise Price(3)	Expiration Date(4)
					5%	10%
Robert C. Hagerty	250,000	5.29%	$23.50	5/08	2,391,715	5,573,713
Michael R. Kourey	225,000	4.76%	$23.50	5/08	2,152,543	5,016,342
Sunil K. Bhalla	200,000	4.23%	$23.50	5/08	1,913,372	4,458,970
Jules L. DeVigne	200,000	4.23%	$23.50	5/08	1,913,372	4,458,970
Craig B. Malloy	175,000	3.70%	$23.50	5/08	1,674,200	3,901,599
Dale A. Bastian	75,000	1.59%	$23.50	5/08	717,514	1,672,114

(1)
All options in this table are incentive stock options to extent permissible by IRS limitations with the remainder being non-statutory options, were granted under the 1996 Stock Incentive Plan, and have exercise prices equal to the fair market value on the date of grant. All of these options have seven year terms, subject to earlier termination upon the optionee's cessation of service, and vest over a four-year period at the rate of one-fourth of the shares subject to each option at the end of one year from the date of grant and 1/36th each month thereafter, except that 100,000 of the options granted to Mr. Bhalla and Mr. DeVigne vest in full eighteen months following the date of grant of such options. The shares subject to each option will immediately vest in full in the event the Company is acquired by a merger or asset sale, unless the Company's repurchase right with respect to the unvested shares is to be assigned to the acquiring entity or the option is to be assumed by such entity.

(2)
The Company granted options to purchase a total of 4,727,350 shares of Common Stock under the 1996 Stock Incentive Plan and the 2001 Nonstatutory Stock Option Plan to employees in fiscal 2001.

(3)
The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(4)
Options may terminate before their expiration upon the termination of the optionee's status as an employee, the optionee's death or an acquisition of the Company.

(5)
Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term of 7 years at the annual rates specified (5% and 10%). Annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the projected value of an option.

Option Exercises and Holdings

        The table below shows, for each of the Named Executive Officers, certain information concerning stock options exercised during the fiscal year ended December 30, 2001 and the number of shares subject to exercisable stock options as of December 30, 2001. Also reported are values for "in-the-money" options that represent the positive spread between the exercise prices of each outstanding stock option and the fair market value of the Company's Common Stock as of December 30, 2001, the last trading day of fiscal 2001, which was $35.95 per share.

Aggregated Option Exercises in Fiscal 2001 and Fiscal 2001 Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal year End		Value of Unexercised In-The Money Options at Fiscal Year End
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert C. Hagerty	128,396	3,014,584	395,312	505,000	$9,622,430	$9,261,242
Michael R. Kourey	95,080	2,751,504	223,937	330,209	$6,082,886	$4,912,183
Sunil K. Bhalla	—	—	91,666	308,334	$120,093	$2,631,928
Jules L. DeVigne	139,980	3,976,256	79,115	172,607	$882,394	$2,168,217
Craig B. Malloy	3,500	51,874	253,791	367,709	$4,401,593	$5,104,952
Dale A. Bastian	122,500	1,912,943	8,126	169,376	$224,412	$3,197,465

Report of the Compensation Committee of the Board of Directors

        The Compensation Committee of the Board of Directors consists of directors Betsy S. Atkins and John Seely Brown, neither of whom is an employee or officer of the Company. The Compensation Committee of the Board of Directors sets the compensation of the Chief Executive Officer and the other executive officers and key employees, subject to ratification by the Board. The Compensation Committee also administers the Company's 1996 Stock Incentive Plan and approves stock option grants for all executive officers and other key employees.

General Compensation Policy

        The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the Company's executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of overall financial results, individual contributions and a measure of customer satisfaction. Within this overall philosophy, the Committee's objectives are to:

  •
  Offer a total compensation program that takes into consideration the compensation practices of a specifically identified peer group of companies and other selected competitors of the Company for executive talent;

  •
  Provide annual variable incentive awards that take into account the Company's overall financial performance relative to corporate objectives and the performance of the peer group companies and that are also based on individual contributions; and

  •
  Align the financial interests of executive officers with those of the Company's stockholders by providing significant equity-based, long-term incentives.

Compensation Process and Components

        The Committee determines the compensation levels for the executive officers with the assistance of the Company's Human Resources Department, utilizing executive compensation data drawn from a nationally recognized survey of similarly sized peer technology companies (the "Peer Companies"). A significant number of these Peer Companies are listed in the JP Morgan H&Q Technology Index, which is included in the Performance Graph for this Proxy Statement. See "Comparison of Stockholder Return" on page 31 of this Proxy Statement for the Performance Graph. Certain companies not included in this index were also taken into account as Peer Companies because the Company competes for executive talent with those firms. The positions of the Company's Chief Executive Officer and other executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, these Peer Companies' practices concerning stock option grants were reviewed and compared.

        The three major components of the Company's executive officer compensation are:

  •
  base salary;

  •
  variable incentive awards; and

  •
  long-term equity-based incentive awards.

        Base Salary.    The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies.

        Variable Incentive Awards.    To reinforce the importance of Company goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive pool set aside for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the beginning of the fiscal year and a range for the executive's contribution. The incentive plan requires a threshold level of Company performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the fiscal year's threshold is reached, specific formulas are in place to calculate the actual incentive payment for each officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies. In fiscal 2001, the Committee approved a one-time modification of the variable awards such that, in the event the Company met revised performance targets for the fourth quarter of fiscal 2001, 33% of the annual variable incentive awards would be accrued for the fourth quarter of fiscal 2001. These performance targets were subsequently met, and the awards were paid out in February 2002.

        Long-Term, Equity-Based Incentive Awards.    The goal of the Company's long-term equity-based incentive awards is to align the interests of executive officers with the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long- term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion.

        During fiscal 2001, the Committee made option grants to Messrs. Hagerty, Kourey, Bhalla, DeVigne, Malloy and Bastian under the Company's 1996 Stock Incentive Plan. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Subject to certain exceptions, each option granted under the 1996 Stock Incentive Plan vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

        Chief Executive Officer Compensation.    The annual base salary for Mr. Hagerty for the 2001 fiscal year was based on an evaluation of his personal performance and the salary levels paid to chief executive officers of the Peer Companies. Mr. Hagerty's 2001 fiscal year incentive compensation was based on the actual financial performance of the Company relative to corporate objectives. Mr. Hagerty's incentive compensation provided no dollar guarantees. In addition, in 2001 the Compensation Committee approved a retention bonus for Mr. Hagerty under which Mr. Hagerty would be paid an aggregate of $2,000,000 over a seven-year period, or approximately $285,000 per year. In a separate transaction, the Compensation Committee approved a loan facility for Mr. Hagerty, secured by real property, equal to the total amount of the retention bonus. Any borrowing under the loan facility would be repaid over a seven-year period, and it is intended that Mr. Hagerty would use the bonus payments to repay amounts due under the loan, although the retention bonus is not contingent upon the loan facility being utilized. This arrangement is described in greater detail in "Employment Contracts, Change of Control Arrangements and Certain Transactions" in this Proxy Statement.

        Compliance with Internal Revenue Code Section 162(m).    As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a Federal income tax deduction for compensation paid to certain officers to the extent that compensation exceeds one million dollars per officer in any one year. This limitation will apply to all compensation which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation.

        The cash compensation paid to the Company's executive officers during fiscal 2001 did not exceed the one million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 2002 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the one million dollar limitation, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the one million dollar level.

        Respectfully submitted by the members of the Compensation Committee of the Board of Directors.

Betsy S. Atkins John Seely Brown

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate future filings made by the Company under those statutes, the preceding report of the Compensation Committee of the Board of Directors, and the Company Stock Performance Graph and Audit Committee Report below will not be incorporated by reference into any of those prior filings, nor will these reports or the graph be incorporated by reference into any future filings made by the Company under those statutes, except to the extent the Company incorporates any of them by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation Committee was formed in January 1995 and is currently composed of Ms. Atkins and Mr. Brown. No interlocking relationships exist between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

Employment Contracts, Change of Control Arrangements and Certain Transactions

1996 Stock Incentive Plan

        The options to purchase shares of the Company's Common Stock held by the Named Executive Officers and the Company's non-employee directors were granted under the 1996 Plan. For a description of the change of control provisions affecting those options, see "Description of the 1996 Stock Incentive Plan—Change of Control Provisions" in this proxy statement.

Employment Arrangements

        The Company has agreed to pay Jules L. DeVigne, the Company's Executive Vice President and General Manager, Network Systems, severance pay in the event he is terminated without cause. The amount of such severance payments equals $16,667 per month for a period of six to nine months following such termination without cause.

Management Change of Control Severance Agreements

        In March 2001, the Board of Directors authorized the Company to enter into Change of Control Severance Agreements with the Company's senior executive officers in an effort to ensure the continued service of the Company's key executives in the event of a future change of control event. Under the terms of these agreements, if, within eighteen (18) months of a Change of Control (as defined below), an executive officer who is a party to one of these agreements is involuntarily terminated other than for cause or voluntarily terminates his or her employment for good reason, he or she will receive: (i) a lump-sum payment equal to 100% of annual base salary and target bonus, (for the Chief Executive Officer and Chief Financial Officer, the payment is equal to 200% of annual base salary and target bonus); (ii) continued coverage of employee benefits until the earlier of one year from the date of termination (for the Chief Executive Officer and Chief Financial Officer, coverage of such benefits extends until eighteen (18) months from termination) or when he or she begins receiving comparable benefits from another employer; and (iii) the acceleration in full of such executive officer's stock options. If such executive officer's employment is terminated for any other reason, he or she will receive severance or other benefits only to the extent he or she would be entitled to receive those benefits under the Company's then-existing severance or benefit plans or pursuant to any other written agreement. Under the terms of the Change of Control Severance Agreements, each senior executive officer, including the Chief Executive Officer and Chief Financial Officer, is obligated to remain with the Company for six months following a Change of Control, subject to certain limitations.

        For the Company's Chief Executive Officer and Chief Financial Officer, if the benefits provided under the agreement constitute parachute payments under Section 280G of the Internal Revenue Code and are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then such officers shall receive (i) a payment sufficient to pay such excise tax and (ii) an additional payment sufficient to pay the taxes arising as a result of such tax.

        As defined in the Change of Control Severance Agreements, a "Change of Control" means: (i) the acquisition by any person of 50% or more of the total voting power of the Company's then outstanding voting securities; (ii) a change in the composition of the Board of Directors during any two-year period, such that a majority consists of persons who are not either directors who were in office when the agreement was entered into or whose nominations were approved by a majority of the directors who were in office at the time of such nomination; (iii) the consummation of a merger or consolidation involving the Company where the outstanding securities of the Company immediately prior to the merger or consolidation no longer represent at least 50% of the voting power of the surviving entity immediately after such merger or consolidation; or (iv) the consummation of the sale or disposition of all or substantially all of the Company's assets.

Rule 10b5-1 Plan

        In accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in October 2000, Michael R. Kourey established a written plan which provides for the exercise of options to purchase common stock of the Company held by Mr. Kourey and the automatic sale of a specified number of the underlying shares of common stock in accordance with the guidelines of the written plan.

Compensation Arrangement with Mr. Hagerty

        In fiscal 2001, the Compensation Committee of the Board of Directors of the Company approved a retention bonus of $2,000,000 for Robert C. Hagerty, the Company's Chief Executive Officer, as well as a loan facility for Mr. Hagerty. This compensation arrangement was subsequently ratified by a unanimous vote of the Company's Board of Directors, except for Mr. Hagerty, who abstained from voting.

        As of April 15, 2002, the date this proxy statement was mailed to stockholders, the documents relating to this compensation arrangement had not been finalized and the compensation arrangement was not in effect.

        Although the documentation relating to this compensation arrangement has not been finalized, under the terms of the retention bonus agreement, Mr. Hagerty would be paid an aggregate of $2,000,000 over a seven-year period, or approximately $285,000 per year. The loan facility would give Mr. Hagerty the ability to draw down up to an amount equal to the total amount of the retention bonus, which amount would be secured by certain of Mr. Hagerty's real property. Any borrowing under the loan facility would be repaid over a seven year period, and would not bear interest except upon a default, in which event the loan would thereafter bear interest at 12% per year. It is intended that Mr. Hagerty would use the retention bonus payments to repay amounts due under the loan, although the retention bonus is not contingent upon the loan facility being utilized.

Comparison of Stockholder Return (1)

        The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock with the cumulative total returns of the Nasdaq National Stock Market Index and the JP Morgan H&Q Technology Index. The graph covers the period from December 31, 1996, through the fiscal year ended December 30, 2001.

        The graph assumes that $100 was invested on December 31, 1996 in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

Company Stock Price Performance Graph (1)

(1)
The stock price performance shown on the graph is not indicative of future price performance. Information used on the graph was obtained from sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

AUDIT COMMITTEE REPORT

        The management of the Company is responsible for establishing and maintaining internal controls and for preparing the Company's consolidated financial statements. The independent auditors are responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.

        The Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management;

  •
  discussed with PricewaterhouseCoopers LLP, its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61; and

  •
  received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and has discussed PricewaterhouseCoopers LLP's independence with them. Based upon these discussions and review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Polycom's Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and filed with the Securities and Exchange Commission or, the Commission.

        The Audit Committee is composed of directors John A. Kelley, Stanley J. Meresman, and William A. Owens, each of whom is an independent director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

        The Board of Directors adopted a written charter for the Audit Committee on January 20, 1995. The Board subsequently amended the Audit Committee Charter on December 22, 1995 and June 14, 2000. The Board reviewed and re-ratified the Audit Committee Charter in February 2002. The Audit Committee Charter is included as Appendix A to this proxy statement.

        Respectfully submitted by the members of the Audit Committee of the Board of Directors

John A. Kelley Stanley J. Meresman William A. Owens

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

        Under Section 16 of the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Commission. Specific due dates have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure to file required ownership reports by these dates. Based solely upon the copies of Section 16(a) reports that the Company received from such persons for their 2001 fiscal year transactions, and the written representations received from certain of such persons that no reports were required to be filed for them for the 2001 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors and 10% beneficial owners for such fiscal year.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

        Stockholders are entitled to present proposals for action at an annual meeting of the Company's stockholders if they comply with the requirements of the proxy rules promulgated by the Commission and the Company's Bylaws. In accordance with these requirements, proposals of stockholders of the Company which are intended to be included in the proxy statement and proxy card for the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than December 16, 2002 in order to be considered for inclusion in such proxy materials. In addition, the Company's Bylaws require a stockholder who intends to present a proposal at the Company's 2003 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of such proposal to the Company's Secretary no later than December 16, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the preceding requirements and other requirements of the proxy rules promulgated by the Commission. In order to avoid any dispute as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the 2002 Annual Meeting. If any other matters properly come before the 2002 Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

        It is important that your shares are represented at the meeting, regardless of the number of shares that you own. We therefore urge you to execute and return the accompanying proxy card in the envelope which has been enclosed for your convenience.

THE BOARD OF DIRECTORS

Milpitas, California
April 15, 2002

Appendix A

POLYCOM, INC.
AUDIT COMMITTEE CHARTER
(AS AMENDED THROUGH JUNE 14, 2000)

Organization

        There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of a minimum of 3 members who shall be appointed by the Board of Directors. A Chairman shall be designated by the Board. Committee members shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc.

        The Committee shall meet at least once each fiscal quarter, or more frequently if necessary to fulfill its responsibilities. Special meetings may be called by the Chairman of the Committee or the Chairman of the Board as necessary or appropriate to address unusual issues which cannot be deferred to the next regularly scheduled meeting.

        Except as the Committee may otherwise decide in its discretion, Committee meetings shall be attended by the Company's Chief Financial Officer, Controller, Treasurer and General Counsel and a representative of the Company's independent accountant. The Committee may request that any other officer or employee of the Company or the Company's outside legal counsel or independent accountant attend a Committee meeting or meet with any member of the Committee or its consultants. The Committee may meet with any person in executive session.

        The Committee shall have the authority to retain, at the Company's expense, special legal, accounting or other consultants to advise the Committee.

Statement of Policy

        The Audit Committee shall provide assistance to the Board of Directors in fulfilling the Directors' responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation, by monitoring and overseeing (1) the independence and performance of the Company's internal auditors and independent accountants, (2) the integrity of the Company's financial statements, and (3) the Company's compliance with legal and regulatory requirements.

Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Directors and Stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee will:

1.
Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

2.
Review and confirm the independent accountant's independence from the Company, including by obtaining from the independent accountant a formal written statement delineating all relationships between the independent accountant and the Company and discussing with the independent accountant any disclosed relationships or services that may impact the independent accountant's objectivity and independence.

A-1

3.
Review the independent accountant's performance.

4.
Review the independent accountant's proposed audit plan.

5.
Review with the independent accountants the quality of the Company's accounting and reporting principles and practices and any significant issues.

6.
Review the independent accountant's reports on internal controls and assess management's response to those reports.

7.
At least once annually meet in executive session with a representative of the Company's independent accountant and internal auditors.

8.
Review the need for an internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

9.
Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

10.
Review with management and the independent accountants significant financial reporting issues, including recent professional and regulatory pronouncements.

11.
Review with management and the independent accountants the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K), focusing on any significant issues and items.

12.
Review with management at least annually the Company's program for promoting and monitoring compliance with applicable laws and ethical conduct.

13.
Review with management all litigation and other legal matters that could have a significant impact on the Company's financial statements.

14.
Review accounting and financial human resources and succession planning within these organizations.

15.
Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

16.
Investigate any matter brought to its attention within the scope of its duties, or perform other oversight responsibilities as directed by the Board of Directors with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

17.
Review and reassess at least annually the adequacy of the Committee's Charter and recommend any proposed changes to the Board of Directors.

18.
Prepare the report of the Committee required to be included in the Company's annual proxy statement.

A-2

Appendix B

POLYCOM, INC. 1996 STOCK INCENTIVE PLAN

(AS AMENDED THROUGH JULY 31, 2001)

The following constitute the provisions of the 1996 Stock Incentive Plan (herein called the “Plan”) of Polycom, Inc. (herein called the “Corporation”).

ARTICLE ONE

GENERAL PROVISIONS

I.              PURPOSE OF THE PLAN

This 1996 Stock Incentive Plan is intended to promote the interests of Polycom, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.            STRUCTURE OF THE PLAN

A.    The Plan shall be divided into three (3) separate equity programs:

(i)    the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(ii)   the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

(iii)  the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

B.    The Discretionary Option Grant and Stock Issuance Programs became effective immediately upon the Plan Effective Date, and the Automatic Option Grant Program became effective upon the Underwriting Date.

C.    The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.           ADMINISTRATION OF THE PLAN

A.    Prior to the Section 12(g) Registration Date, the Discretionary Option Grant and Stock Issuance Programs were administered by the Board. Beginning with the Section 12(g) Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

B.    Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are also Employees.

C.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

D.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.

E.     Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

F.     Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

IV.           ELIGIBILITY

A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i)    Employees,

(ii)   non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.    Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

C.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

D.    The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (iii) those individuals who continue to serve as non-employee Board members through one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Underwriting

Date if such individual has previously been in the employ of the Corporation (or any Parent or Subsidiary) or has otherwise received a prior stock option grant from the Corporation. A non-employee Board member who first joins the Board after the Underwriting Date shall not be eligible to receive an initial option grant under the Automatic Option Grant Program if such individual has previously been in the employ of the Corporation (or any Parent or Subsidiary). Non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have previously received a stock option grant from the Corporation shall, however, be eligible to receive one or more annual option grants under the Automatic Option Grant Program over their period of continued Board service.

V.            STOCK SUBJECT TO THE PLAN

A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed approximately 17,250,000 shares.

B.    No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 600,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

C.    Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

D.    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.              OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.    EXERCISE PRICE.

(i)    The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)   The exercise price shall become immediately due upon exercise of  the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

(a)   cash or check made payable to the Corporation,

(b)   shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(c)   to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the option grant date.

C.    EFFECT OF TERMINATION OF SERVICE.

(i)    The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(1)   Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.
(2)   Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.
(3)   During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.
(4)   Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

(ii)   The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(1)   extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration date of the option term, and/or
(2)   permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D.    STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.     REPURCHASE RIGHTS.  The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.     LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.  However, Non-Statutory Options may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members; provided, however, that unless the Plan Administrator determines otherwise in a stock option agreement, Non-Statutory Options provided to Optionees employed by the Company’s European subsidiaries are not so transferable.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.            INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

A.    ELIGIBILITY. Incentive Options may only be granted to Employees.

B.    DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

C.    10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.           CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option.

B.    All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

C.    The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed (or those repurchase rights are to be assigned) in the Corporate Transaction.

D.    Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

E.     Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

F.     The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part should the Optionee’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

G.    The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part should the Optionee’s Service subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

H.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

I.      The grant of options under the Discretionary Option Grant Program  shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.           CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time, and from time to time, with the consent of the affected option holders the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.  However, any repricing of stock options, effected either by reducing the exercise price of outstanding options or canceling outstanding options and granting replacement options with a lower exercise price, shall require the approval of the holders of a majority of the Corporation’s voting shares, with the sole exception of that certain exchange offer to be commenced as soon as is reasonably practicable following May 17, 2001, pursuant to which holders of options to purchase a maximum of 6,500,000 shares of the Corporation’s Common Stock, shall be offered the opportunity to elect to cancel such options (the “Cancelled Options”), in exchange for the grant of replacement options to purchase 0.85 shares of the Corporation’s Common Stock for each share under the Cancelled Options (the “Replacement Options”), with such Replacement Options to be granted no less than six months and one day following the cancellation of the Cancelled Options, at a price equal to the fair market value of the Corporation’s Common Stock on such date of grant. Each Replacement Option will have a term equal to the lesser of (i) the remaining term of the Cancelled Option, or (ii) seven (7) years. The vesting commencement date and vesting schedule for each Replacement Option will be the same as for the Cancelled Option which it replaces, subject to adjustment for any shares previously exercised. Executive Officers and Directors of the Corporation shall not participate in this exchange offer, and this exchange offer will be structured so that the Corporation avoids incurring financial accounting charges.

V.            STOCK APPRECIATION RIGHTS

A.    The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.    The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i)    One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii)   No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii)  If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

C.    The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i)    One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii)   Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii)  The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.C.  No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

(iv)  The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.              STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.    PURCHASE PRICE.

(i)    The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

(ii)   Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(1)   cash or check made payable to the Corporation, or
(2)   past services rendered to the Corporation (or any Parent or Subsidiary).

B.    VESTING PROVISIONS.

(i)    Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

(1)   the Service period to be completed by the Participant or the performance objectives to be attained,
(2)   the number of installments in which the shares are to vest,
(3)   the interval or intervals (if any) which are to lapse between installments, and
(4)   the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

(ii)   Any new, substituted or additional securities or other property including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

(iii)  The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

(iv)  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

(v)   The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.            CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    All of the Corporation’s outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

B.    The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of

Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

C.    The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control.

III.           SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.              OPTION TERMS

A.    GRANT DATES. Option grants shall be made on the dates specified below:

(i)    On the date of each Annual Stockholders Meeting held after October 26, 1999, each non-employee member of the Board who is to continue to serve on the Board (an “Eligible Director”), whether or not that Eligible Director is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase an amount equal to 30,000 shares of Common Stock.  There shall be no limit on the number of such option grants any one Eligible Director may receive over his or her period of Board service, and Eligible Directors who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation shall be eligible to receive such option grants over their period of continued Board service.  Each individual serving as a non-employee Board member shall, upon the date such individual joins the Board of Directors, be automatically granted on such date a non-statutory option to purchase 30,000 shares if joining between January 27, 1999 and May 17, 2001 or 60,000 shares if joining on or after May 17, 2001 (a “Primary Grant”), provided such individual (i) had not previously been in the employ of the Corporation (or any parent or Subsidiary) and (ii) had not otherwise received a prior stock option grant from the Corporation.

(ii)   Each Eligible Director on October 26, 1999 shall automatically be granted a Non-Statutory Option to purchase a number of shares of Common Stock equal to (x) 30,000 minus (y) the number of shares of Common Stock Options granted to such individual since the prior Annual Stockholders Meeting and including the grant at such meeting (the “Interim Option”).

(iii)  Each individual serving as a non-employee Board member on the Underwriting Date and each Eligible Director elected to the Board prior to January 26, 1999 was automatically granted, on such date, a Non-Statutory Option to purchase 40,000 shares of Common Stock (an “Initial Grant”), provided such individual (i) had not previously been in the employ of the Corporation (or any Parent or Subsidiary) and (ii) had not otherwise received a prior stock option grant from the Corporation , except that prior to the 1998 Annual Meeting such Initial grant was for 32,000 shares instead of 40,000.  On every Annual Shareholder Meeting after the Underwriting Date but on or prior to January 26, 1999, each Eligible Director was granted a Non-Statutory Option for 10,000 shares of Common Stock, provided such individual was an Eligible Director for at least six (6) months, except that prior to the 1998 Annual Meeting, such option was to purchase 8,000 shares, not 10,000.  After January 26, 1999 and prior to October 26, 1999, Eligible Directors were granted a Non-Statutory Option to purchase 7,500 shares of Common Stock on the date of each

Annual Shareholders Meeting and grants of Non-Statutory Options to purchase 7,500 shares of Common Stock on the next three (3) three (3) month anniversaries following each applicable Annual Shareholders Meeting.  The automatic annual grant of 30,000 shares of Common Stock is intended to replace these previous automatic quarterly grants.

B.    EXERCISE PRICE.

(i)    The exercise price per share for any option grant under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

(ii)   The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.    OPTION TERM.  Each option granted on or after May 17, 2001 shall have a term of seven (7) years measured from the grant date.  Each option granted between October 26, 1999 and May 17, 2001 shall have a term of five (5) years measured from the grant date.  The Interim Option shall have a term of five (5) years from the date of the 1999 Annual Stockholders Meeting.  Each option granted on or after January 26, 1999 and on or before October 26, 1999 shall have a term of two (2) years measured from the option grant date.  Each option granted prior to January 26, 1999 shall have a term of ten (10) years from its date of grant.

D.    EXERCISE AND VESTING OF OPTIONS.  Automatic option grants made on the date of each Annual Stockholders Meeting held on or after May 17, 2001 shall vest and become exercisable in a series of four (4) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date.  Automatic option grants made on the date of each Annual Stockholders Meeting held on or after October 26, 1999 and prior to May 17, 2001 shall vest and become exercisable on the first anniversary of their grant date, provided the Optionee remains a Board member on such date.  Each Interim Option shall vest and become exercisable on the first anniversary of the 1999 Annual Shareholders Meeting, provided the Optionee remains a Board member on such date. Each option granted on or after January 26, 1999 and on or before October 26, 1999 shall be fully vested and immediately exercisable on the option grant date for any or all of the option shares.  Any shares purchased under an option granted prior to January 26, 1999 shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares.  Each Initial Grant and each Primary Grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date. With respect to annual share grants made prior to January 26, 1999, such options shall vest, and the Corporation’s repurchase right shall lapse, in two (2) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date.

E.     EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i)    The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option; provided, however, in no event shall the option be exercised later than the option term provided in such option.

(ii)   During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii)  Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

(iv)  In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any  reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.            CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

A.    In the event of any Corporate Transaction, the shares of Common  Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

B.    In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

C.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

E.     The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.           REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.              FINANCING

A.    The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.    The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II.            TAX WITHHOLDING

A.    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of stock options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(i)    STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

(ii)   STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.           EFFECTIVE DATE AND TERM OF THE PLAN

A.    The Plan became effective with respect to the Discretionary Option Grant and the Stock Issuance Programs immediately upon the Plan Effective Date. The Automatic Option Grant Program under the Plan became effective on the Underwriting Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. In addition, the initial option grants under the Automatic Option Grant Program were made on the Underwriting Date to each Eligible Director at that time.

B.    The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan.

However, each outstanding option so incorporated shall continue to be  governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

C.    One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

D.    The Plan shall terminate upon the earliest of (i) December 31, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding stock options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

IV.           AMENDMENT OF THE PLAN

A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.  Notwithstanding the foregoing, the approval of the holders of not less than a majority of the outstanding common stock of the Corporation entitled to vote shall be required to take the following actions:

(i)    amend the Plan to materially modify the requirements for eligibility under the Plan;

(ii)   amend the Plan to materially increase the number of shares of Common Stock which may be issued over the term of the Plan; or

(iii)  amend the Plan to materially increase the benefits accruing to participants under the Plan as such benefits are currently set forth in the Plan.

B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance

Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

V.            USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.           REGULATORY APPROVALS

A.    The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.          NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX

The following definitions shall be in effect under the Plan:

A.            AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

B.            BOARD shall mean the Corporation’s Board of Directors.

C.            CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i)            the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

(ii)           a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or   (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

D.            CODE shall mean the Internal Revenue Code of 1986, as amended.

E.             COMMON STOCK shall mean the Corporation’s common stock.

F.             CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i)            a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

(ii)           the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

G.            CORPORATION shall mean Polycom, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Polycom, Inc. which shall by appropriate action adopt the Plan.

H.            DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

I.              ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the   eligibility provisions of Article One.

J.             EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.            EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

L.             FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)            If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)           If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)          For purposes of any option grants made on the Underwriting  Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

(iv)          For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, taking into account such factors as it deems appropriate.

M.           HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

N.            INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

O.            INVOLUNTARY TERMINATION shall mean the termination of the Service of  any individual which occurs by reason of:

(i)            such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii)           such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

P.             MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

Q.            1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

R.            NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

S.             OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

T.            PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.            PARTICIPANT shall mean any person who is issued shares of Common  Stock under the Stock Issuance Program.

V.            PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

W.           PLAN shall mean the Corporation’s 1996 Stock Incentive Plan, as set  forth in this document.

X.            PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Y.            PLAN EFFECTIVE DATE shall mean March 5, 1996, the date on which the Plan was adopted by the Board.

Z.            PREDECESSOR PLAN shall mean the Corporation’s existing 1991 Stock Option Plan.

AA.        PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

AB.         SECONDARY COMMITTEE shall mean a committee of at least one (1) Board member appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

AC.         SECTION 12(g) REGISTRATION DATE shall mean the date on which the Common Stock was first registered under Section 12(g) of the 1934 Act.

AD.         SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

AE.         SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

AF.         STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

AG.         STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

AH.         STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

AI.          SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

AJ.          TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

AK.         TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

AL.         10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

AM.        UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

AN.         UNDERWRITING DATE shall mean April 29, 1996, the date on which the Underwriting Agreement was executed and priced in connection with an initial public offering of the Common Stock.

Appendix C

POLYCOM, INC.
EMPLOYEE STOCK PURCHASE PLAN

(As Amended Through February 1, 2001)

              I.                PURPOSE OF THE PLAN

                                This Employee Stock Purchase Plan is intended to promote the interests of Polycom, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

                                Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

            II.                ADMINISTRATION OF THE PLAN

                                The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423.  Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

           III.                STOCK SUBJECT TO PLAN

                                A.            The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market.  The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Two Million (2,000,000) shares.

                                B.            Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

           IV.                OFFERING PERIODS

                                A.            Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                                B.            Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date.  However, the initial offering period shall commence at the Effective Time and terminate on the last business day in January 1998.  The next offering period shall commence on the first business day in February 1998, and subsequent offering periods shall commence as designated by the Plan Administrator.

                                C.            Each offering period shall be comprised of a series of one or more successive Purchase Intervals.  Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year.  However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in January 1997.

            V.                ELIGIBILITY

                                A.            Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Quarterly Entry Date within that offering period, provided he or she remains an Eligible Employee.

                                B.            Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Quarterly Entry Date within that offering period on which he or she is an Eligible Employee.

                                C.            The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

                                D.            To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

           VI.                PAYROLL DEDUCTIONS

                                A.            The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Interval within that offering period, up to a maximum of fifteen percent (15%).  The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                                                                                            (i)                The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator.  The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

                                                                                           (ii)                The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator.  The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the start date of the first Purchase Interval following the filing of such form.

                                B.            Payroll deductions shall begin on the first pay day following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period.  The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account.  The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                                C.            Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

                                D.            The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

          VII.               PURCHASE RIGHTS

                                A.            Grant of Purchase Right.  A Participant shall be granted a separate purchase right for each offering period in which he or she participates.  The purchase right shall be granted on the Participant’s Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below.  The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                                Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                                B.            Exercise of the Purchase Right.  Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date.  The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

                                C.            Purchase Price.  The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.  However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

                                D.            Number of Purchasable Shares.  The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date.  However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand Five Hundred (1,500) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization.

                                E.             Excess Payroll Deductions.  Any payroll deductions not applied to the  purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date.  However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                                F.             Termination of Purchase Right.  The following provisions shall govern the termination of outstanding purchase rights:

                                                                                            (i)                A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right.  Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date.  If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                                                                                           (ii)                The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted.  In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                                                                                          (iii)                Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded.  However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date.  In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave.  Upon the Participant’s return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

                                G.            Corporate Transaction.  Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share not less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction.  However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on that start date.

                                The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                                H.            Proration of Purchase Rights.  Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                                I.              Assignability.  The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

                                J.             Stockholder Rights.  A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

         VIII.               ACCRUAL LIMITATIONS

                                A.            No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                                B.            For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

                                                                                            (i)                The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                                                                                           (ii)                No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                                C.            If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

                                D.            In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

            IX.               EFFECTIVE DATE AND TERM OF THE PLAN

                                A.            The Plan was adopted by the Board on March 5, 1996 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.  In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial offering period hereunder shall be refunded.

                                B.            Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in February 2006, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction.  No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

             X.               AMENDMENT OF THE PLAN

                                The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval.  However, the Board may not, without the approval of the Corporation’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

                XI.           GENERAL PROVISIONS

                                A.            All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                                B.            Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment  at any time for any reason, with or without cause.

                                C.            The provisions of the Plan shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

Schedule A

Corporations Participating in

Employee Stock Purchase Plan

As of the Effective Time

Polycom, Inc.

APPENDIX

                                The following definitions shall be in effect under the Plan:

                                A.            Cash Compensation shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments.  However, Eligible Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

                                B.            Board shall mean the Corporation’s Board of Directors.

                                C.            Code shall mean the Internal Revenue Code of 1986, as amended.

                                D.            Common Stock shall mean the Corporation’s common stock.

                                E.             Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

                                F.             Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                                            (i)                a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                                           (ii)                the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                                G.            Corporation shall mean Polycom, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Polycom, Inc. which shall by appropriate action adopt the Plan.

                                H.            Effective Time shall mean the time at which the Underwriting Agreement is executed and finally priced.  Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

                                I.              Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is rendering services for earnings considered wages under Code Section 3401(a).

                                J.             Entry Date shall mean the date an Eligible Employee first commences participation  in the offering period in effect under the Plan.  The earliest Entry Date under the Plan shall be the Effective Time.

                                K.            Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                                            (i)                If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                           (ii)                If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                          (iii)                For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

                                L.            1933 Act shall mean the Securities Act of 1933, as amended.

                                M.           Quarterly Entry Date shall mean the first business day in February, May, August and November each year on which an Eligible Employee may first enter an offering period.

                                N.            Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

                                O.            Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees.  The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

                                P.            Plan shall mean the Corporation’s Employee Stock Purchase Plan, as set forth in this document.

                                Q.            Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

                                R.            Purchase Date shall mean the last business day of each Purchase Interval.  The initial Purchase Date shall be January 31, 1997.

                                S.            Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

                                T.            Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                                U.            Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

PROXY

POLYCOM, INC.

ANNUAL MEETING OF STOCKHOLDERS, MAY 21, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF POLYCOM, INC.

                PROXY - The undersigned stockholder of Polycom, Inc., a Delaware corporation, hereby acknowledges receipt of the 2001 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 15, 2002, for the Annual Meeting of Stockholders of Polycom, Inc. to be held on May 21, 2002 at 10:00 a.m., local time at Polycom, Inc.’s headquarters facilities and revoking all prior proxies, hereby appoints Robert C. Hagerty and Michael R. Kourey, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock of Polycom, Inc. held of record by the undersigned on March 22, 2002 at the Annual Meeting to be held on May 21, 2002, or any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR the election of directors and proposals 2, 3 and 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark votes as in this example ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S).  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4.

1.             Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

NOMINEES:                                       (01) Betsy S. Atkins, (02) John Seely Brown, (03) Robert C. Hagerty, (04) John A. Kelley, (05) Michael R. Kourey, (06) Stanley J. Meresman and (07) William A. Owens

                                                ☐    FOR ALL NOMINEES

                                                ☐    WITHHELD FROM ALL NOMINEES

                                                ☐

                                                        For all nominees except as noted above

☐  Mark here for address change and note below

2.               To consider and approve an amendment to the Company’s 1996 Stock Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 4,000,000 shares.

                                                    ☐ FOR                   ☐ AGAINST        ☐ ABSTAIN

3.               To consider and approve an amendment to the Company’s Employee Stock Purchase Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

                                                ☐ FOR                   ☐ AGAINST        ☐ ABSTAIN

4.               To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 30, 2002.

                                   ☐ FOR                   ☐ AGAINST        ☐ ABSTAIN

5.               In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If you expect to attend the 2002 Annual Meeting, please mark the box at right when you return your proxy         ☐

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.)

Signature:                                                              Date:

Signature:                                                              Date:

QuickLinks

PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
PROCEDURAL MATTERS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
Amended Plan Benefits 1996 Stock Incentive Plan
PROPOSAL THREE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER
Amended Plan Benefits Employee Stock Purchase Plan
PROPOSAL FOUR RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
MANAGEMENT
Summary Compensation Table
Option Grants in Fiscal 2001
Aggregated Option Exercises in Fiscal 2001 and Fiscal 2001 Year-End Option Values
Company Stock Price Performance Graph (1)
AUDIT COMMITTEE REPORT
COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING
OTHER MATTERS
  Appendix A
POLYCOM, INC. AUDIT COMMITTEE CHARTER (AS AMENDED THROUGH JUNE 14, 2000)